UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 30, 2017

LOOP INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54786	27-2094706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Fernand Poitras

Terrebonne, Quebec, Canada, J6Y 1Y4

(Address of principal executive offices, including zip code)

(450) 951-8555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 30, 2017, the stockholders of Loop Industries, Inc., a Nevada corporation (the “Company”), elected Leslie A. Murphy as a member of the board of directors of the Company (the “Board”). In addition, Ms. Murphy is expected to be appointed to the Audit Committee of the Board as its chair.

In connection with her election to the Board and appointment to the Audit Committee, the Company plans to grant Restricted Stock Units to Ms. Murphy with a value of $150,000.

Ms. Murphy executed the Company’s standard form of indemnification agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01. Other Events

Adoption of Form of Indemnification Agreement

On June 14, 2017, the Board approved a new form of indemnification agreement (the “Form of Indemnification Agreement”) to enter into with its current and future directors and executive officers, which is filed as Exhibit 10.1 to this Current Report on Form 8-K. The Form of Indemnification Agreement replaces the previous form of Indemnification Agreement filed as Exhibit 10.10 to the Company’s Annual Report on Form 10-K, filed on May 30, 2017.

Adoption of Revised Audit Committee Charter

On June 14, 2017, the Board revised the Audit Committee Charter (the “Revised Audit Committee Charter”), which is filed as Exhibit 99.1 to this Current Report on Form 8-K. The Revised Audit Committee Charter replaces the previous Audit Committee Charter filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on January 31, 2017.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Indemnification Agreement

99.1	Audit Committee Charter adopted by the Board of Directors of Loop Industries, Inc. on June 14, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOP INDUSTRIES, INC.

Date: June 30, 2017	By:	/s/ D. Jennifer Rhee
D. Jennifer Rhee
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Indemnification Agreement

99.1	Audit Committee Charter adopted by the Board of Directors of Loop Industries, Inc. on June 14, 2017

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